EXHIBIT 99.3

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                       CASE NUMBER
                                                  00-27940-BKC-RBR
                                                  --------------------------

     Almira Enterprises, Inc.                            -------------------
                                                  JUDGE  Raymond B. Ray
                                                         -------------------

                  DEBTOR.                         CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                        FROM: 7/1/2001      TO: 7/31/2001
                             ---------         ----------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                  Chad P. Pugatch
                                                  ------------------------
                                                  Attorney for Debtor

                                                  Attorney's Address
     Debtor's Address                             and Phone Number
     and Phone Number                             Northmark Building, Suite 101
                                                  -----------------------------
     4000 Hollywood Blvd, suite 385-S             33 N.E. 2nd Street
     --------------------------------             -----------------------------
     Hollywood, Fl 33021                          Fort Lauderdale, FL 33301
     --------------------------------             -----------------------------
     (954) 967-2103                               (954) 462-8000
     --------------------------------             -----------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING       7/1/2001                  AND ENDING 7/31/2001
                              -------------------------              ----------

Name of Debtor: Almira Enterprises, Inc.      Case Number: 00-27940-BKC-RBR
               ------------------------------              -----------------
                  Date of Petition: 27-Dec-00
                                    -------------------

                                                                   CUMULATIVE
                                                     CURRENT       PETITION
                                                     MONTH         TO DATE
                                                     ------------  ------------

1. CASH AT BEGINNING OF PERIOD                       $          -  $          -
                                                     ------------  ------------
2. RECEIPTS:
      A. Cash Sales                                             -             -
                                                     ------------  ------------
            Less Cash Refunds                                   -             -
                                                     ------------  ------------
            Net Cash Sales                                      -             -
                                                     ------------  ------------
      B. Collection on Postpetition A/R                         -             -
                                                     ------------  ------------
      C. Collection on Prepetition A/R                          -             -
                                                     ------------  ------------
      D. Other Receipts (Attach List)                $  66,937.77  $ 881,533.81
                                                     ------------  ------------
      (If you receive rental income you must
      attach a rent roll.)

3. TOTAL RECEIPTS                                    $  66,937.77  $ 881,533.81
                                                     ------------  ------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                      $  66,937.77  $ 881,533.81
                                                     ------------  ------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                              -            -
                                                     ------------  ------------
      B. Net Payroll                                            -            -
                                                     ------------  ------------
      C. Payroll Taxes Paid                                     -            -
                                                     ------------  ------------
      D. Sales and Uses Taxes                                   -             -
                                                     ------------  ------------
      E. Other Taxes                                            -             -
                                                     ------------  ------------
      F. Rent                                                   -             -
                                                     ------------  ------------
      G. Other Leases (Attachment 3)                            -             -
                                                     ------------  ------------
      H. Telephone                                              -             -
                                                     ------------  ------------
      I. Utilities                                              -             -
                                                     ------------  ------------
      J. Travel & Entertainment                                 -             -
                                                     ------------  ------------
      K. Vehicle Expenses                                       -             -
                                                     ------------  ------------
      L. Office Supplies                                        -             -
                                                     ------------  ------------
      M. Advertising                                            -             -
                                                     ------------  ------------
      N. Insurance ( Attachment 7)                              -             -
                                                     ------------  ------------
      O. Purchases of Fixed Assets                              -             -
                                                     ------------  ------------
      P. Purchases of Inventory                                 -             -
                                                     ------------  ------------
      Q. Manufacturing Supplies                                 -             -
                                                     ------------  ------------
      R. Repair & Maintenance                                   -             -
                                                     ------------  ------------
      S. Payments to secured Creditor                           -             -
                                                     ------------  ------------
      T. Other Operating Expenses (advanced by       $  66,937.77  $ 881,533.81
           (Attach List)               lender)       ------------  ------------
6. TOTAL CASH DISBURSEMENTS                          $  66,937.77  $ 881,533.81
                                                     ------------  ------------
7. ENDING CASH BALANCE
       (LINE 4-LINE6)                                $          -  $          -
                                                     ------------  ------------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This  20th  day of August, 2001.       /s/ Alan Pritzker
     ------                          --------------------------------
                                         Alan Pritzker - CFO

                             Almira Enterprises, Inc.
                          Expenses Advanced by Lenders
                           In the month of July, 2001


Date                  Description                        Amount

07/06/01      Crew Payroll & Expenses                $ 26,000.00
07/17/01      Crew Payroll & Expenses                  35,000.00
07/31/01      Crew Payroll & Expenses                   5,937.77
                                                     -----------
                                                     $ 66,937.77
                                                     ===========

                                 ATTACHMENT 1
                                 ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor: Almira Enterprises, Inc.      Case Number: 0
               ------------------------------              -----------------
Reporting Period beginning           7/1/2001   and ending   7/31/2001
                           ------------------              -----------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                                      0
                                                                ------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

  Beginning of the Month Balance                      0
                                                -------------
  PLUS: Current Month New Billings                    0
                                                -------------
  LESS: Collection During the Month:                  0
                                                -------------
  End of Month Balance                                0
                                                -------------

-------------------------------------------------------------------------------
AGING: (Show the total amount for each age group off accounts incurred since filing the petition)

     0-30 Days     31-60 Days      61-90 Days     Over 90 Days    Total

-------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

               MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
               ----------------------------------------------------

Name of Debtor: Almira Enterprises, Inc.      Case Number: 00-27940-BKC-RBR
               ------------------------------              -----------------
Reporting Period beginning           7/1/2001   and ending   7/31/2001
                           ------------------              -----------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

      Date                Days
    Incurred          Outstanding       Vendor         Description      Amount
    --------          -----------       ------         -----------      ------




-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)             $          -
                                                     ---------------
PLUS: New Indebtedness Incurred This Month            $          -
                                                     ---------------
LESS: Amount Paid on Prior Accounts Payable           $          -
                                                     ---------------
Ending Month Balance                                  $          -
                                                     ---------------

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                   Number        Total
                                                   of Post       Amount of
Secured           Date                             Petition      Post Petition
Creditors/        Payment            Payment       Payments      Payments
Lessor            Due                Amount        Delinquent    Delinquent
---------         -------            -------       ----------    -------------

Effjohn North     January 15, 2001   $   195,863
America Limited   February 15, 2001      194,589
                  March 15, 2001         191,218
                  April 15, 2001         192,040
                  May 15, 2001           190,150
                  June 15, 2001          189,492
                  July 15, 2001          187,683          7         1,341,035

Nordbanken        December 22, 2000    2,000,000
Interest due thru July 31, 2001          126,655          1         2,126,655

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor: Almira Enterprises, Inc.      Case Number: 00-27940-BKC-RBR
               ------------------------------              -----------------
Reporting Period beginning           7/1/2001   and ending   7/31/2001
                           ------------------              -----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                                 0
                                                            ----------------

INVENTORY RECONCILIATION:

          Inventory Balance at Beginning of Month                   0
                                                            ----------------
          Inventory Purchased During Month                          0
                                                            ----------------
          Inventory Used or Sold                                    0
                                                            ----------------
          Inventory On Hand at End of Month                         0
                                                            ----------------

METHOD OF COSTING INVENTORY:              ----------------------------------


-------------------------------------------------------------------------------


                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:              $    12,036,697.74
                                                            -------------------
(Include Property, Plant and Equipment)                                     0

BRIEF DESCRIPTION (First Report Only)                Vessel Enchanted Isle
                                          -------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


FIXED ASSET RECONCILIATION:

     Fixed Asset Book Value at Beginning of Month               $ 11,663,104.74
               LESS: Depreciation Expense                             62,265.50
               PLUS: New Purchases                                            -
                                                                ---------------
     Ending Monthly Balance                                     $ 11,600,839.24
                                                                ===============

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:
                         ------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------
Name of Debtor: Almira Enterprises, Inc.      Case Number: 00-27940-BKC-RBR
               ------------------------------              -----------------
Reporting Period beginning           7/1/2001   and ending   7/31/2001
                           ------------------              -----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: Company has no account            BRANCH:
             ----------------------------------           --------------------

ACCOUNT NAME:
              ----------------------------------------------------------------

ACCOUNT NUMBER:
                --------------------------------------------------------------

PURPOSE OF ACCOUNT:
                         -----------------------------------------------------

     Beginning Balance
                                                 --------------
     Total of Deposit Made
                                                 --------------
     Total Amount of Checks Written
                                                 --------------
     Service Charges
                                                 --------------
     Closing Balance
                                                 --------------

Number of First Check Written this Period
                                                               -------------
Number of Last Check Written this Period
                                                               -------------

Total Number of Checks Written this Period
                                                               -------------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable      Face Value             Purchase Price  Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: Almira Enterprises, Inc.      Case Number: 00-27940-BKC-RBR
               ------------------------------              -----------------
Reporting Period beginning           7/1/2001   and ending   7/31/2001
                           ------------------              -----------------

NAME OF BANK: Company has no bank account     BRANCH:
             ----------------------------------         --------------------

ACCOUNT NAME:
             ---------------------------------------------------------------

ACCOUNT NUMBER:
                        ----------------------------------------------------

PURPOSE OF ACCOUNT:
                        ----------------------------------------------------


Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc.

Date        Check Number           Payee           Purpose             Amount
----        ------------           -----           -------             ------

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor: Almira Enterprises, Inc.      Case Number: 00-27940-BKC-RBR
               ------------------------------              -----------------
Reporting Period beginning           7/1/2001   and ending   7/31/2001
                           ------------------              -----------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------


Report all post-petition taxes paid directly or deposited into the tax account.

       Date              Bank          Description            Amount
       ----              ----          -----------            ------



-------------------------------------------------------------------------------


                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed                  Period
                                         ---------------         -------------

Name of            Date
Taxing             Payment
Authority          Due                 Description               Amount
---------          -------             -----------               ------

                                 ATTACHMENT 7
                                 ------------

                   SUMMARY OF OFFICER OR OWNER COMPENSATION
                   ----------------------------------------

                 SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                 --------------------------------------------

Name of Debtor: Almira Enterprises, Inc.      Case Number: 00-27940-BKC-RBR
               ------------------------------              -----------------
Reporting Period beginning           7/1/2001   and ending   7/31/2001
                           ------------------              -----------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner           Title                 Amount Paid
--------------------------------------------------------------------

No employees were compensated by Almira





-------------------------------------------------------------------------------

                               PERSONNEL REPORT
                               ----------------

                                                      Full Time     Part Time
Number of employees at beginning of period                      0
                                                     ------------   ----------
Number hired during the period
                                                     ------------   ----------
Number terminated or resigned during period
                                                     ------------   ----------
Number of employees on payroll at end of period                 0
                                                     ------------   ----------


-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                  Agent &                                               Date
                  Phone                     Coverage     Expiration   Premium
     Carrier      Number      Policy No       Type          Date        Due
     -------      ------      ---------       ----          ----        ---

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------